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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      November 30, 1995




                             PCT HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)


      Nevada                     0-26088            87-0431483
   (State or other             (Commission        (IRS Employer
   jurisdiction of             File Number)     Identification No.)
   incorporation or
    organization


434 Olds Station Road, Wenatchee, WA                98801
(Address of Principal Executive Office)           (Zip Code)


Registrant's telephone number,
including area code:                        (509) 664-8000



                             None
(Former name or former address, if changed since last report)


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Item 2. Acquisition of Assets
-----------------------------

         On December 1, 1995 (the "Effective Date"), PCT Holdings, Inc., a Nevada corporation (the "Company"), effected a merger (the "Merger") between a subsidiary of the Company that was formed for such purpose and Morel Industries, Inc., a Washington corporation ("Morel"). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement") between and among the Company, Morel, Stephen L. Morel and Mark Morel (together, the "Shareholders"), and Morel Acquisition Corporation, a Washington corporation and wholly-owned subsidiary of the Company. As a result of the Merger, the Company acquired a significant amount of assets otherwise than in the ordinary course of business.

         As consideration for the Company's acquisition by merger of Morel, the Company tendered to the Shareholders 900,000 shares of the Company's authorized but previously unissued common stock (the "Shares") upon surrender and cancellation of all of the issued and outstanding stock of Morel. As a result of the Merger, the Shareholders own an aggregate of 12.5% of the 7,199,309 shares of the Company's common stock issued and outstanding as of the Effective Date, and the Company owns all of the outstanding capital stock of Morel. The parties to the Merger Agreement valued the Shares at $4.75 per share, the closing bid price for the common stock of the Company as quoted on the NASDAQ SmallCap Market on the Effective Date. The purchase price was determined pursuant to arms-length negotiations between the Company and the Shareholders.

         In connection with the Merger, the Company entered into a registration rights agreement with the Shareholders, pursuant to which the Company granted to the Shareholders the right to have up to 50% of the Shares registered, at the Company's expense, on an equal basis with other shareholders of the Company, if the Company proposes, within two years after the date of closing, to register any of its common stock under the Securities Act of 1933, as amended (except for registrations (i) under compensation plans on Form S-8 or any successor form or (ii) in connection with the acquisition by merger, tender offer or otherwise of another public company).

          Prior to the Merger, no material relationship existed between Morel and the Company or any of its affiliates, directors, officers, or their associates, except that Morel and certain subsidiaries of the Company transacted business from time to time in the ordinary course of business.

          Morel's purchase of its Entiat, Washington, facility was financed by the Chelan County Development Corporation (the "Lender"). The Company has guaranteed repayment of that financing in exchange for the Lender's consent to the Merger. Prior to the Merger, Morel owned or leased the equipment used in its business. After the Merger, Morel intends to continue to use the same equipment (whether owned or leased) for the same business purposes for which they were employed by Morel prior to the Merger.


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         Morel was incorporated in 1946, and its primary business has been the operation of a foundry that designs and manufactures precision cast metal parts for the aerospace and automotive industries. After the Merger, Morel has continued, and presently intends to continue, the business operations described above. Morel owns and occupies its facility located at 14351 Shamel Street, Entiat, WA 98822. The principal executive office of Morel will be at the Company's headquarters in Wenatchee, Washington.


Item 5. Other Events
--------------------

    A. Purchase of Substantially All of the Assets of Seismic Safety Products, Inc., a Florida Corporation
         -------------------------------------------------------------

         On November 30, 1995, Seismic Safety Products, Inc., a Washington corporation and second-tier subsidiary of the Company ("SSP"), purchased substantially all of the assets of Seismic Safety Products, Inc., a Florida corporation (the "Seller") for a total purchase price of $70,000 in cash plus 128,750 shares of the Company's common stock (the "Payment Shares"), pursuant to an Asset Purchase Agreement between the Company, SSP, PCT Holdings, Inc., a Washington corporation and the parent of SSP, Seller, and certain affiliates of Seller.

         In connection with the purchase, the Company entered into a registration rights agreement at closing with Seller and certain shareholders of Seller (the "Eligible Shareholders") pursuant to which the Company granted to Seller, and to Eligible Shareholders who acquire Payment Shares from Seller, the right to have such Payment Shares registered, at the Company's expense, on an equal basis with other shareholders of the Company, if the Company proposes, within two years after the date of closing, to register any of its common stock under the Securities Act of 1933, as amended (except for registrations (i) under compensation plans on Form S-8 or any successor form or (ii) in connection with the acquisition by merger, tender offer or otherwise of another public company).

         Seller, based in Largo, Florida, manufactured and sold automatic earthquake gas shut-off valves and other earthquake safety products. Manufacture of the valves has been transferred to the Company's facilities in Wenatchee, Washington. The acquisition described above will allow the Company to produce a line of seismic safety automatic gas shut-off valves to be used in a variety of residential and commercial applications.

    B.   Purchase of Certain Technology Rights
         -------------------------------------

         In separate transactions also closing on November 30, 1995, SSP purchased from James C. McGill and Antonio F. Fernandez certain patents and related intellectual property rights (the "Technology") for $400,000, pursuant to a patent purchase agreement dated October 24, 1995. Seller previously had licensed a portion of the Technology from Messrs. McGill and Fernandez for use in its manufacturing operations. SSP also purchased other patents and intellectual

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property rights from Mr. McGill for $120,000 pursuant to a patent purchase agreement dated October 27, 1995.


Item 7. Financial Statements and Exhibits
-----------------------------------------

    A.   Financial Statements
         --------------------

         It is impracticable at this time for the Company to file the statements of Morel as required by Item 7(a), or the pro forma financial information relating to Morel, as required by Item 7(b). The Company is currently in the process of obtaining audited financial statements for Morel in accordance with Item 310 of Regulation S-B and is preparing appropriate pro forma financial information. In accordance with Items 7(a)(4) and 7(b)(2), the Company undertakes to file the required financial statements and pro forma financial information for Morel under cover of Form 8-K/A as soon as practicable, but by no later than February 14, 1996.

    B.   Exhibits
         --------

         The following are filed as exhibits to this Current Report:

         2.   Agreement and Plan of Merger among PCT Holdings,
              Inc., a Nevada corporation, Morel Acquisition
              Corporation, a Washington corporation, Morel Industries, Inc., a Washington corporation, Stephen L. Morel, and Mark Morel

         4.1  Registration Rights Agreement by and between PCT
              Holdings, Inc., a Nevada corporation, and Stephen L.
              Morel and Mark Morel, as shareholders of Morel Industries, Inc., a Washington corporation

         4.2 Registration Rights Agreement by and between PCT Holdings, Inc., a Nevada corporation, Seismic Safety Products, Inc., a Florida corporation ("Seller"), and various shareholders of Seller

         99.1 Press Release issued by the Company on December 13, 1995, announcing the merger with Morel Industries, Inc.

         99.2 Press Release issued by the Company on December 11, 1995, announcing the acquisition of the assets of Seismic Safety Products, Inc.


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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        PCT HOLDINGS, INC.


                        By:  /s/ DONALD A. WRIGHT
                           ------------------------------------------------
                            Donald A. Wright
                            President and Chief Executive Officer


Dated:  December 16, 1995

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                               EXHIBIT INDEX



Exhibit                                                         Sequential
Number    Description                                           Page

2         Agreement and Plan of Merger among                         10
          PCT Holdings, Inc., a Nevada corporation,
          Morel Acquisition Corporation, a
          Washington corporation, Morel Industries,
          Inc., a Washington corporation, Stephen
          L. Morel, and Mark Morel*

          EXHIBITS:

          Exhibit A - Articles of Merger
          Exhibit B - Bylaws of Surviving Corporation
          Exhibit C - Registration Rights Agreement
          Exhibit D - Lena Morel Promissory Note
          Exhibit E - Stephen L. Morel Employment
                      Agreement
          Exhibit F - Mark Morel Employment Agreement

          SCHEDULES:

          Schedule 2.1.2      Capitalization
          Schedule 2.1.5(b)   Absence of Undisclosed Liabilities
          Schedule 2.1.5(c)   Accounts Receivable
          Schedule 2.1.6      Litigation
          Schedule 2.1.7      Absence of Changes
          Schedule 2.1.8      Taxes
          Schedule 2.1.9      Compliance With Laws
          Schedule 2.1.10     Contracts
          Schedule 2.1.12     Insurance Policies
          Schedule 2.1.13     Environmental Matters
          Schedule 2.1.14     Labor Matters
          Schedule 2.1.15     Employee Benefit Matters
          Schedule 2.1.17(a)  Real Property
          Schedule 2.1.17(b)  Tangible Personal Property
          Schedule 2.1.18     Permits & Licenses
          Schedule 2.1.19     Certain Interests
          Schedule 2.1.21     Consents and Approvals
          Schedule 2.1.22     Records
          Schedule 2.1.23     Product Warranties, Recall and
                              Liabilities


*In accordance with Item 601(b)(2), the attachments to Exhibit 2 have been omitted from this filing.

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          Schedule 2.1.25     Customers and Suppliers
          Schedule 2.2.2      Capital Stock of PCTH
          Schedule 2.2.7      Absence of Changes (PCTH)
          Schedule 2.2.8      Consents and Approvals (PCTH)
          Schedule 5.1        Partial Use of Proceeds from PCTH
                              Capital Contribution
          Schedule 5.3        Shareholder's Personal Property

4.1       Registration Rights Agreement by and                       48
          between PCT Holdings, Inc., a Nevada
          corporation, and Stephen L. Morel and
          Mark Morel, as shareholders of Morel
          Industries, Inc., a Washington
          corporation

4.2       Registration Rights Agreement by and                       55
          between PCT Holdings, Inc., a Nevada
          corporation, Seismic Safety Products, Inc., a Florida corporation ("Seller"), and various shareholders of Seller

99.1      Press Release issued by the Company on                     66
          December 13, 1995, announcing the merger with Morel Industries, Inc.

99.2      Press Release issued by the Company on                     67
          December 11, 1995, announcing the acquisition of the assets of Seismic Safety Products, Inc.